                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 30, 2004
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                                   NYFIX, INC.
             (Exact name of registrant as specified in its charter)

 DELAWARE                           0-21324               06-1344888
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 (State or other jurisdiction       (Commission           (IRS Employer
 of incorporation)                  File Number)          Identification No.)

                 333 LUDLOW STREET, STAMFORD, CONNECTICUT 06902
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                    (Address of principal executive offices)

        Registrant's telephone number, including area code: 203-425-8000
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         (Former name or former address, if changed since last report.)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT.

     On December 30, 2004,  NYFIX,  Inc issued a $7.5 million  Convertible  Note with an interest rate of 5% due in December 2009 through a private  placement to
Whitebox  Convertible  Arbitrage  Partners L.P. Other than the Convertible Note, neither the Company nor any of its affiliates has a material  relationship  with
Whitebox.  The text of a press release  issued by the Company on January 3, 2005 is  furnished  as Exhibit  99.1 and is  incorporated  herein by  reference.  The
Convertible Note and the related Purchase Agreement each dated December 30, 2004 are attached as Exhibit 99.2 and 99.3 respectively.

Item 2.03.  CREATION OF A DIRECT FINANCIAL OBLIGATION.

     On December 30, 2004,  NYFIX,  Inc issued a $7.5 million  Convertible  Note with an interest rate of 5% due in December 2009 through a private  placement to
Whitebox  Convertible  Arbitrage Partners L.P. See item 1.01 above and Item 9.01 below.

Item 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.

     As described above,  NYFIX, Inc. has issued a $7.5 million Convertible Note with an  interest  rate of 5% due in December  2009.  The  Convertible  Note was
issued pursuant to the exemption from registration  contained in Section 4(2) of the Securities Act of 1933, as amended.  For further information relating to the foregoing  please  see the text of a press  release  issued  by the  Company  on
January 3, 2005 which is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits

       EXHIBIT NO.      EXHIBITS
       -----------      --------

       99.1             Press release of NYFIX, Inc. dated January 3, 2005.

       99.2             Convertible Promissory Note, dated December 30, 2004.

       99.3             Purchase Agreement, dated December 30, 2004.

                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                      NYFIX, INC.

                                      By: /s/ Mark R. Hahn
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                                          Mark R. Hahn
                                          Chief Financial Officer
January 5, 2005